Exhibit 10.51

***Certain identified information has been omitted from this exhibit because it is both (i) not material and (ii) information that the Registrant treats as private or confidential. Such omitted information is indicated by brackets (“[...***...]”) in this exhibit. ***

Sorrento Therapeutics, Inc. 4955 Directors Place San Diego, California 92121

Irrevocable Standby Letter of Credit

Date of Issuance: September 7, 2018	Reference Number: 1
Applicant: SCILEX PHARMACEUTICALS INC. 27201 Puerta Real, Suite 235 Mission Viejo, CA 92691	Beneficiary: SCILEX PHARMACEUTICALS INC. 27201 Puerta Real, Suite 235 Mission Viejo, CA 92691

Ladies and Gentlemen:

We hereby issue this Irrevocable Standby Letter of Credit, with reference number 1 (this “Standby Letter of Credit”), in favor of SCILEX PHARMACEUTICALS INC. (the “Beneficiary”), at the request and for the account of SCILEX PHARMACEUTICALS INC. (the “Applicant”), in the maximum aggregate amount of THIRTY-FIVE MILLION U.S. DOLLARS AND NO CENTS (US$35,000,000.00).

We undertake to honor a demand for payment (a “Demand for Payment”) of the full amount available under this Standby Letter of Credit, upon presentation of a draw notice in substantially the form attached as Exhibit 1 to this Standby Letter of Credit (or any other similar form). The Demand for Payment may be made in person at our offices, by mail or overnight courier at our address above or by email at hji@sorrentotherapeutics.com (or such other address or email address as we shall notify Beneficiary of in writing). It shall not be necessary to include the original Standby Letter of Credit with any Demand for Payment; however, the face amount of the Standby Letter of Credit shall be reduced by any payment made by us in accordance with a Demand for Payment.

We undertake to pay Beneficiary under this Standby Letter of Credit in a single, lump sum no later than 5:00 pm (New York City time) one (1) business day following receipt by us of a Demand for Payment. Beneficiary shall receive payment from us by wire transfer of immediately available funds to the account identified by Beneficiary on such Demand for Payment (the “Account”).

The expiration date of this Standby Letter of Credit is August 15, 2026. This Standby Letter of Credit may also be terminated upon presentation of a termination notice in substantially the form attached as Exhibit 2 to this Standby Letter of Credit. We shall honor any Demand for Payment presented to us prior to 11:59 pm (New York City time) on or before the expiration date or date of termination of this Standby Letter of Credit.

Our undertakings, obligations and agreements under this Standby Letter of Credit shall not be affected by any change in the business, operations, assets, liabilities or prospects of the Applicant or any change in ownership of the Applicant. We have independently, and without reliance on any information supplied by any other person or entity, taken, and will continue to take, whatever steps we deem necessary to evaluate the financial condition and affairs of the Applicant, and no other person or entity shall have any duty to advise us of information at any time known to it regarding such financial condition or affairs.

Partial and multiple drawings are not permitted under this Standby Letter of Credit. The aggregate amount available under this Standby Letter of Credit at any time shall be the face amount of this Standby Letter of Credit, until drawn. We undertake to treat any drawing under this Standby Letter of Credit as a subordinated loan by us to the Applicant on the terms and conditions set forth in the subordinated promissory note attached as Exhibit 3.

Before the expiration date of this Standby Letter of Credit or a Demand for Payment is made, at Beneficiary’s request we will issue a replacement standby letter of credit to Beneficiary, on the same terms as this Standby Letter of Credit (including all amendments thereto), if Beneficiary either returns the mutilated Standby Letter of Credit to us or certifies to us that this Standby Letter of Credit has been lost, stolen or destroyed.

All costs, wire fees and banking charges pertaining to this Standby Letter of Credit and any Demand for Payment thereunder shall be for our account.

This Standby Letter of Credit may not be amended, restated, supplemented or otherwise modified without the prior written consent of the Applicant, the Beneficiary and the holders or beneficial owners of at least 80% in aggregate principal amount of outstanding Senior Secured Notes due 2026 (the “Notes”) issued by Beneficiary pursuant to the Indenture dated as of September 7, 2018 (the “Indenture”) among Scilex Pharmaceuticals Inc., Sorrento Therapeutics, Inc. and U.S. Bank National Association, as trustee and collateral agent (in such capacity, the “Collateral Agent”).

We acknowledge and agree that the holders and beneficial owners of the Notes, and their trustees, agents and other representatives (including the trustee and collateral agent under the Indenture) have third party enforceability rights under, are third party beneficiaries of, and are entitled to specific performance of this Standby Letter of Credit. We hereby consent to the collateral assignment of the Beneficiary’s rights under this Standby Letter of Credit, including letter of credit rights and, upon the written request of the Collateral Agent, the right to demand payment under this Standby Letter of Credit if the applicable conditions for drawing are satisfied and the Beneficiary fails to make a Demand for Payment.

We hereby submit to the non-exclusive jurisdiction of the federal and state courts of competent jurisdiction in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Standby Letter of Credit or the transactions contemplated hereby

This Standby Letter of Credit is issued subject to the International Standby Practices 1998 (ISP98), International Chamber of Commerce Publication No. 590. For matters not addressed by ISP98, this Standby Letter of Credit is governed by and construed in accordance with the laws of the state of New York, without regard to conflicts of laws principles, provided that, in the event of any conflict between ISP98 and New York law, ISP98 shall control.

Very truly yours,

SORRENTO THERAPEUTICS, INC.

By:	/s/ Henry Ji, Ph.D.
Name: Henry Ji, Ph.D.
Title: President, Chief Executive Officer and Chairman of the Board

Exhibit 1 to
Standby Letter of Credit

DRAW NOTICE

Drawn under Irrevocable Standby Letter of Credit
with reference number 1, dated September 7, 2018

Sorrento Therapeutics, Inc.

4955 Directors Place

San Diego, CA 92121

Attention: Chief Executive Officer

Ladies and Gentlemen:

The undersigned officer of Scilex Pharmaceuticals Inc. (“Scilex”) hereby makes a demand for payment from Sorrento Therapeutics, Inc. (“L/C Issuer”) with respect to its Irrevocable Standby Letter of Credit with reference number 1, dated September 7, 2018 (the “Standby Letter of Credit”), issued in favor of Scilex. Capitalized terms appearing herein without definition are used with the respective meanings ascribed thereto in the Standby Letter of Credit or, if not defined therein, in the Indenture referred to in the Standby Letter of Credit.

In connection with this demand for payment, the undersigned officer of Scilex hereby certifies that:

(A)       Scilex hereby draws upon the Letter of Credit in a single lump-sum amount equal to US$35,000,000; and

[Use one or more of the following forms of paragraph B, as applicable]

[(B1)       Scilex has failed to hold, as of the end of the most recently ended calendar month, at least US$35,000,000 in (i) Cash Equivalents in the Collateral Account and (ii) aggregate unrestricted Cash Equivalents in bank accounts other than the Collateral Account.]

or

[(B2)       The actual cumulative Net Sales (but only in respect of the United States) of ZTlido™ (lidocaine topical system 1.8%) from September 7, 2018 through December 31, 2021 are less than US$[…***…];]

or

[(B3)       The actual cumulative Net Sales (but only in respect of the United States) of ZTlido™ (lidocaine topical system 1.8%) for calendar year 2022 are less than US$[…***…];]

or

[(B4)       The actual cumulative Net Sales (but only in respect of the United States) of ZTlido™ (lidocaine topical system 1.8%) for calendar year 2023 are less than US$[…***…];]

or

[(B5)       The actual cumulative Net Sales (but only in respect of the United States) of ZTlido™ (lidocaine topical system 1.8%) for calendar year 2024 are less than US$[…***…];]

or

[(B6)       The actual cumulative Net Sales(but only in respect of the United States) of ZTlido™ (lidocaine topical system 1.8%) for calendar year 2025 are less than US$[…***…];]

and

(C)       You are directed to make payment of this drawing to the following account (the “Account”)

Bank Name:

Account Number:

ABA Number:

Account Name:

Reference:

and

(D)       the Collateral Agent has a perfected security interest in the Account, and the Account is subject to the Control (as defined in the Collateral Agreement) of the Collateral Agent pursuant to an Account Control Agreement (as defined in the Collateral Agreement); and

(E)       Enclosed or attached is a copy of the executed subordinated promissory note attached as Exhibit 3 to the Standby Letter of Credit (the “Promissory Note”) that is currently in effect and that provides that the maturity date will be not less than eight (8) years from the date hereof; and

(F)       Scilex agrees to surrender to the L/C Issuer the original Standby Letter of Credit and Promissory Note promptly upon receipt of the face amount of the Standby Letter of Credit, but the failure to do so shall not impair the validity or effectiveness of this demand for payment or, once such payment is made as provided herein, the Promissory Note; and

(G)       Scilex is simultaneously providing a copy of this demand for payment to the Trustee.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Draw Notice this              day of                                     , 20     .1

SCILEX PHARMACEUTICALS INC.

By:
Name:
Title:

1 Draw Notice to be delivered no later than (x) 5:00 pm (New York City time) on the Business Day after the occurrence of the event described in (B1) of this Draw Notice or (y) 5:00 pm (New York City time) on the January 15 (or if not a Business Day, the immediately succeeding Business Day) following the calendar year in which the related event described in (B2), (B3), (B4), (B5) or (B6) of this Draw Notice has occurred.

Exhibit 2 to
Standby Letter of Credit

TERMINATION NOTICE

Sorrento Therapeutics, Inc.

4955 Directors Place

San Diego, CA 92121

Attention: Chief Executive Officer

Ladies and Gentlemen:

The undersigned officer of Scilex Pharmaceuticals Inc. (“Scilex”) hereby notifies Sorrento Therapeutics, Inc. (“L/C Issuer”) that Scilex is terminating the L/C Issuer’s Irrevocable Standby Letter of Credit with reference number 1, dated September 7, 2018 (the “Standby Letter of Credit”), issued in favor of Scilex. Capitalized terms appearing herein without definition are used with the respective meanings ascribed thereto in the Standby Letter of Credit or, if not defined therein, in the Indenture referred to in the Standby Letter of Credit.

In connection with this termination notice, the undersigned officer of Scilex hereby certifies that:

(A)       Scilex is simultaneously providing a copy of this termination notice to the Trustee; and

[Use only one of the following forms of paragraph B, as applicable]

[(B1)       Scilex has drawn on the Standby Letter of Credit, the L/C Issuer has made payment in full of US$35,000,000 to the Account and the executed subordinated promissory note attached as Exhibit 3 to the Standby Letter of Credit is effective.]

[(B2)       the Standby Letter of Credit has not been drawn and may be terminated effective immediately; and]

[Only if paragraph B2 is used, use one (or more) of the following forms of paragraph C, as applicable]

[(C1)       the Notes have been indefeasibly repaid in full in cash.]

or

[(C2)       actual Net Sales (but only in respect of the United States) of the Product in calendar year 20       equaled or exceeded US$[…***…]].]

or

[(C3)       (i) 180 days has elapsed since Scilex consummated an initial public offering on a Major International Stock Exchange (as defined below) that results in Scilex having a market capitalization equal to or in excess of US$200,000,000 at the time of such consummation; (ii) Scilex’s market capitalization has not fallen below US$125,000,000 at any time within such 180-day period, based on the average of the 30 trading day volume-weighted average price of Scilex’s common stock for 10 consecutive trading days on such Major International Stock Exchange; and (iii) such initial public offering raised at least US$75,000,000 of net proceeds to Scilex. “Major International Stock Exchange” means the New York Stock Exchange, The Nasdaq Stock Market, the London Stock Exchange, the Toronto Stock Exchange, the Hong Kong Stock Exchange, Euronext Paris or the Deutsche Börse.]

or

[(C4)       the Standby Letter of Credit has been replaced with another letter of credit in form and substance, including as to the identity and creditworthiness of the issuer of such letter of credit, reasonably acceptable to the holders of at least 80% in aggregate principal amount of outstanding Notes.]

IN WITNESS WHEREOF, the undersigned has executed and delivered this Termination Notice this              day of                                     , 20     .

SCILEX PHARMACEUTICALS INC.

By:
Name:
Title:

Exhibit 3 to
Standby Letter of Credit

SORRENTO THERAPEUTICS, INC., BY ITS ACCEPTANCE OF THIS SUBORDINATED PROMISSORY NOTE, CONSENTS TO THE SUBORDINATION PROVIDED HEREIN AND AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE SUBORDINATION PROVISIONS HEREIN.

SUBORDINATED PROMISSORY NOTE

US$35,000,000	, 20

FOR VALUE RECEIVED, the undersigned, SCILEX PHARMACEUTICALS INC., a Delaware corporation (the “Borrower”), unconditionally promises to pay to SORRENTO THERAPEUTICS, INC., a Delaware corporation (the “Lender”), the principal sum of THIRTY-FIVE MILLION U.S. DOLLARS (US$35,000,000) pursuant to the terms hereof. This subordinated promissory note (this “Promissory Note”) has been issued in connection with that certain (a) Irrevocable Standby Letter of Credit with reference number 1, dated September 7, 2018 (the “Standby Letter of Credit”), issued by the Lender, as Issuer, in favor of the Borrower, as Beneficiary and (b) Indenture dated as of September 7, 2018 (“Indenture”) among Borrower, as Issuer, Lender, as Guarantor, and U.S. Bank National Association, as Trustee and as Collateral Agent. Capitalized terms appearing herein without definition are used with the respective meanings ascribed thereto in the Standby Letter of Credit or, if not defined therein, in the Indenture.

The outstanding principal hereof shall be payable at the principal office of the Lender no earlier than eight (8) years from the date hereof, and no prepayments, whether partial or total, shall be made prior to such date. Payment of principal shall be made without set-off or counterclaim in Dollars in same day or immediately available funds. No cash interest shall be due on the outstanding principal amount of this Promissory Note.

The indebtedness evidenced by this Promissory Note is subordinate in right to payment to all Obligations of the Borrower under the Indenture and all renewals, extensions, refinancings or refundings of any such Obligations. Prior to the date on which all Obligations of the Borrower under the Indenture are indefeasibly paid in full in cash, the Borrower shall not make, and the Lender shall not accept, any payment, repayment or prepayment of any principal hereof or any other consideration or thing of value as any payment, repayment or prepayment of principal. The subordination provision contained herein is for the direct benefit of, and may be enforced by, any holder of the Securities and, except as provided herein, may not be terminated, amended or otherwise revoked until the Securities have been indefeasibly repaid in full and the Indenture terminated in accordance with its terms.

The indebtedness evidenced by this Promissory Note shall at no point be secured by any assets of the Borrower.

The proceeds of this Promissory Note shall not be used by the Borrower to pay any dividend or make any other distribution on account of the Borrower’s Equity Interests.

This Promissory Note may not be amended, restated, supplemented or otherwise modified without the prior written consent of the Borrower, the Lender, and the holders or beneficial owners of at least 80% in aggregate principal amount of outstanding Securities.

The undersigned hereby waives presentment for payment, demand, protest and notice of dishonor.

THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SCILEX PHARMACEUTICALS INC.

By:
Name:
Title: